Advance Capital I, Inc.

Supplement Dated March 31, 2007
to the Prospectus Dated April 30, 2006

On December 7, 2006 the Board of Directors approved a plan of liquidation and termination of the Advance Capital I, Inc. Cornerstone Stock Fund effective March 31, 2007. The Cornerstone Stock Fund has been closed and is no longer available for purchase.